                                                                               .
                                                                               .
                                                                               .


                                                                    EXHIBIT 10.2


                               [CHICO'S FAS LOGO]

          NON-EMPLOYEE DIRECTOR NON-QUALIFIED STOCK OPTION CERTIFICATE

----------------------------------------------------------------------------------------------------------------------------------
GRANTED TO:                                                              SOCIAL SECURITY NO
----------------------------------------------------------------------------------------------------------------------------------
GRANT DATE:                              SHARES:                         OPTION PRICE PER SHARE: $
----------------------------------------------------------------------------------------------------------------------------------
EXPIRATION DATE:                                                         OPTION CERTIFICATE NO.: NSO-D-02-2004-__
----------------------------------------------------------------------------------------------------------------------------------

         THIS IS TO CERTIFY THAT, pursuant to the provisions of the Chico's FAS, Inc. 2002 Omnibus Stock and Incentive Plan (the "Plan"), Chico's FAS, Inc. (the "Company"), effective as of the grant date specified above and subject to the terms and conditions of the Plan and this Certificate, hereby grants to the non-employee director of the Company named above (the "Optionee"), and the Optionee hereby accepts, the right and option (the "Option") to purchase from the Company up to the total of the number of shares of the common stock of the Company (the "Stock") at the per share purchase price (the "Option Price"), as specified above. The Option is exercisable as provided in this Certificate. Capitalized terms not defined in this Certificate shall have the meanings given to them in the Plan.

         1. Exercise Period. No part of the Option may be exercised prior to _____________, or after the Expiration Date, as noted above (the "Exercise Period").

         2. Vesting Schedule. The Optionee's rights under the Option shall vest and the Option shall become exercisable over the Exercise Period in accordance with the following schedule:

--------------------------------------------------------
         NUMBER OF MONTHS                 SHARES
         AFTER GRANT DATE               EXERCISABLE
--------------------------------------------------------
Less than 6 months                          0%
--------------------------------------------------------
6 months or more                           100%
--------------------------------------------------------

Notwithstanding the foregoing, the Optionee's rights to exercise the Option shall be 100% vested if Optionee dies or becomes totally and permanently disabled (as determined in the sole discretion of the Board) while still serving as a director of the Company or upon a Change in Control (as defined in the Plan) while the Optionee is still so serving.

         3. Exercise of Option.

                  (a) Notice. Subject to the vesting requirement provided above, the Option may be exercised during the Exercise Period by presenting this Certificate to the Company, together with written notice specifying the number of shares as to which the Option is being exercised and payment of the Option Price for the number of shares of Stock being purchased. This Certificate, together with the notice and payment of the Option Price for the number of shares being purchased, shall be delivered in person or sent by U.S. registered or certified mail, postage and fees prepaid, return receipt requested, to the executive offices of the Company at 11215 Metro Parkway, Ft. Myers, Florida 33912, marked Attention: Director of Benefits. The exercise date shall be the date on which the Optionee's Certificate, notice and payment are received and accepted by the Company.

                  (b) Payment of Option Price. The Option Price shall be payable
(1) in United States dollars in cash or by check, bank draft or money order payable to the order of the Company, (2) by delivery of shares of Stock already owned by the Optionee, (3) through a combination of some or all of the preceding payment methods acceptable to the Company, (4) by delivery of a copy of an unconditional and irrevocable direction, satisfactory in form and substance to the Company, given by the Optionee to a creditworthy broker or dealer pursuant to which the broker or dealer is instructed to sell shares underlying the Option exercise on or promptly following the date of exercise and to deliver to the Company, prior to, on or promptly following the settlement date of the sale, a cash payment equal to the Option Price and any required withholding taxes resulting from such exercise from the proceeds of the Optionee's sale of the underlying shares, (5) by delivery of an unconditional and irrevocable undertaking and commitment, satisfactory in form and substance to the Company, by a creditworthy broker or dealer pursuant to which the broker or dealer agrees to sell shares underlying the Option exercise on or promptly following the date of exercise and pursuant to which the Company is to receive, prior to, on or promptly following the settlement date of the sale, a cash payment equal to the Option Price and any required withholding taxes resulting from such exercise, or (6) by delivery of similar cashless exercise documentation, satisfactory in form and substance to the Company. The Company may instruct the broker to deposit the entire sale proceeds into a Company-owned account for appropriate distribution to the Company and Optionee as provided in this Certificate.

                  (c) Minimum Number of Shares; No Fractional Shares. At no time may the Option be exercised for fewer than one hundred (100) shares of Stock, unless the number of shares to be acquired by exercise of the Option is the total number then purchasable under the Option. The Option may be exercised only for whole shares of Stock that are purchasable under the Plan and no fractional shares of Stock will be issued.

                  (d) Transferability; Exercise During Lifetime. The Option is not transferable by the Optionee except by will or by the laws of descent and distribution (that is, state laws governing the distribution of the Optionee's property upon death) and the Option is exercisable during the Optionee's lifetime only by the Optionee.

                  (e) Termination of Service as Non-Employee Director of the Company.

                           (i) If the Optionee's service as a director of the
Company terminates for any reason prior to the end of the Exercise Period (other than removal as a director for cause), to the extent that the Optionee's right to exercise the Option had vested in accordance with the terms of this Certificate and of the Plan on or before the end of the Exercise Period and had not been exercised previously, the Option may be exercised at any time before the earlier to occur of (1) the end of the Exercise Period or (2) five (5) years following the date on which service as a director of the Company terminated.

                           (ii) All rights under the Option shall terminate
immediately and the Option shall not be exercisable in any respect upon the termination of the Optionee's service as a director of the Company as a result of removal for cause.

                           (iii) If the Optionee's service as a director of the
Company terminates because of his or her death, the Optionee's rights may be exercised after the Optionee's death by the personal representative of the Optionee or by any person or persons acquiring the Option directly from the Optionee by bequest or inheritance to the extent that the Optionee's right to exercise the Option had vested in accordance with the terms of this Certificate and of the Plan on or before the date of death and had not been exercised previously; provided, however, that in no event shall the Option be exercisable at any time after the end of the Exercise Period.

         4. Adjustments. In accordance with the terms of the Plan, the number and kind of shares of Stock subject to the Option and the purchase price per share shall be equitably and appropriately adjusted in the event of any change in the number of issued shares of Stock resulting from a stock split, stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or similar change or transaction.

         5. Rights as Stockholder. The Optionee shall have no rights as a stockholder in the Company with respect to any shares of Stock subject to the Option prior to the date of issuance to the Optionee of a certificate or certificates for such shares of Stock and the recordation of the ownership of such certificate or certificates in the official books of the Company or its transfer agent with respect to such ownership.

         6. Modification, Extension, and Renewal of the Option. Subject to the terms and conditions and within the limitations of the Plan, the Board may modify, extend or renew the Option or accept its surrender by the Optionee.

         7. No Obligation to Exercise Option. The Optionee is not obligated to exercise the Option in whole or in part.

         8. Authority of the Board. The Board shall have full authority to interpret the terms of the Plan and of this Certificate. The decision of the Board on any such matter of interpretation or construction shall be final and binding.

         9. No Agreement for Continued Service. This Certificate shall not be deemed to confer upon the Optionee any right with respect to continuance of service as a director of the Company, nor shall it be deemed to limit in any way the right of the Company to terminate the Optionee's service as such at any time.

         10. Optionee Bound by the Plan, Etc. The Optionee hereby acknowledges receipt of a copy of the Plan, agrees to be bound by all the terms and provisions of the Plan and this Certificate, and understands that in the event of any conflict between the terms of the Plan and of this Certificate, the terms of the Plan shall control.

         IN WITNESS WHEREOF, the Company has caused this Certificate to be executed by the appropriate officer as of the ____day of ________, 20__.

ACKNOWLEDGED AND AGREED TO                                      CHICO'S FAS, INC.

This         day of                 , 20  .
     -------        ----------------    --



                                                                                                        Scott
-------------------------------------                           -----------------------------------
Optionee                                                        Edmonds, CEO/President


                               [CHICO'S FAS LOGO]

          NON-EMPLOYEE DIRECTOR NON-QUALIFIED STOCK OPTION CERTIFICATE

----------------------------------------------------------------------------------------------------------------------------------
GRANTED TO:                                                              SOCIAL SECURITY NO
----------------------------------------------------------------------------------------------------------------------------------
GRANT DATE:                              SHARES:                         OPTION PRICE PER SHARE: $
----------------------------------------------------------------------------------------------------------------------------------
EXPIRATION DATE:                                                         OPTION CERTIFICATE NO.: NSO-D-02-2004-__
----------------------------------------------------------------------------------------------------------------------------------

         THIS IS TO CERTIFY THAT, pursuant to the provisions of the Chico's FAS, Inc. 2002 Omnibus Stock and Incentive Plan (the "Plan"), Chico's FAS, Inc. (the "Company"), effective as of the grant date specified above and subject to the terms and conditions of the Plan and this Certificate, hereby grants to the non-employee director of the Company named above (the "Optionee"), and the Optionee hereby accepts, the right and option (the "Option") to purchase from the Company up to the total of the number of shares of the common stock of the Company (the "Stock") at the per share purchase price (the "Option Price"), as specified above. The Option is exercisable as provided in this Certificate. Capitalized terms not defined in this Certificate shall have the meanings given to them in the Plan.

         11. Exercise Period. No part of the Option may be exercised prior to _____________, or after the Expiration Date, as noted above (the "Exercise Period").

         12. Vesting Schedule. The Optionee's rights under the Option shall vest and the Option shall become exercisable over the Exercise Period in accordance with the following schedule:

--------------------------------------------------------
           TIME PERIOD                    SHARES
                                        EXERCISABLE
--------------------------------------------------------
Prior to the Company's 20__                 0%
Annual Meeting
--------------------------------------------------------
On or after the Company's 20__             100%
Annual Meeting
--------------------------------------------------------

Notwithstanding the foregoing, the Optionee's rights to exercise the Option shall be 100% vested if Optionee dies or becomes totally and permanently disabled (as determined in the sole discretion of the Board) while still serving as a director of the Company or upon a Change in Control (as defined in the Plan) while the Optionee is still so serving.

         13. Exercise of Option.

                  (a) Notice. Subject to the vesting requirement provided above, the Option may be exercised during the Exercise Period by presenting this Certificate to the Company, together with written notice specifying the number of shares as to which the Option is being exercised and payment of the Option Price for the number of shares of Stock being purchased. This Certificate, together with the notice and payment of the Option Price for the number of shares being purchased, shall be delivered in person or sent by U.S. registered or certified mail, postage and fees prepaid, return receipt requested, to the executive offices of the Company at 11215 Metro Parkway, Ft. Myers, Florida 33912, marked Attention: Director of Benefits. The exercise date shall be the date on which the Optionee's Certificate, notice and payment are received and accepted by the Company.

                  (b) Payment of Option Price. The Option Price shall be payable
(1) in United States dollars in cash or by check, bank draft or money order payable to the order of the Company, (2) by delivery of shares of Stock already owned by the Optionee, (3) through a combination of some or all of the preceding payment methods acceptable to the Company, (4) by delivery of a copy of an unconditional and irrevocable direction, satisfactory in form and substance to the Company, given by the Optionee to a creditworthy broker or dealer pursuant to which the broker or dealer is instructed to sell shares underlying the Option exercise on or promptly following the date of exercise and to deliver to the Company, prior to, on or promptly following the settlement date of the sale, a cash payment equal to the Option Price and any required withholding taxes resulting from such exercise from the proceeds of the Optionee's sale of the underlying shares, (5) by delivery of an unconditional and irrevocable undertaking and commitment, satisfactory in form and substance to the Company, by a creditworthy broker or dealer pursuant to which the broker or dealer agrees to sell shares underlying the Option exercise on or promptly following the date of exercise and pursuant to which the Company is to receive, prior to, on or promptly following the settlement date of the sale, a cash payment equal to the Option Price and any required withholding taxes resulting from such exercise, or (6) by delivery of similar cashless exercise documentation, satisfactory in form and substance to the Company. The Company may instruct the broker to deposit the entire sale proceeds into a Company-owned account for appropriate distribution to the Company and Optionee as provided in this Certificate.

                  (c) Minimum Number of Shares; No Fractional Shares. At no time may the Option be exercised for fewer than one hundred (100) shares of Stock, unless the number of shares to be acquired by exercise of the Option is the total number then purchasable under the Option. The Option may be exercised only for whole shares of Stock that are purchasable under the Plan and no fractional shares of Stock will be issued.

                  (d) Transferability; Exercise During Lifetime. The Option is not transferable by the Optionee except by will or by the laws of descent and distribution (that is, state laws governing the distribution of the Optionee's property upon death) and the Option is exercisable during the Optionee's lifetime only by the Optionee.

                  (e) Termination of Service as Non-Employee Director of the Company.

                           (i) If the Optionee's service as a director of the
Company terminates for any reason prior to the end of the Exercise Period (other than removal as a director for cause), to the extent that the Optionee's right to exercise the Option had vested in accordance with the terms of this Certificate and of the Plan on or before the end of the Exercise Period and had not been exercised previously, the Option may be exercised at any time before the earlier to occur of (1) the end of the Exercise Period or (2) five (5) years following the date on which service as a director of the Company terminated.

                           (ii) All rights under the Option shall terminate
immediately and the Option shall not be exercisable in any respect upon the termination of the Optionee's service as a director of the Company as a result of removal for cause.

                           (iii) If the Optionee's service as a director of the
Company terminates because of his or her death, the Optionee's rights may be exercised after the Optionee's death by the personal representative of the Optionee or by any person or persons acquiring the Option directly from the Optionee by bequest or inheritance to the extent that the Optionee's right to exercise the Option had vested in accordance with the terms of this Certificate and of the Plan on or before the date of death and had not been exercised previously; provided, however, that in no event shall the Option be exercisable at any time after the end of the Exercise Period.

         14. Adjustments. In accordance with the terms of the Plan, the number and kind of shares of Stock subject to the Option and the purchase price per share shall be equitably and appropriately adjusted in the event of any change in the number of issued shares of Stock resulting from a stock split, stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or similar change or transaction.

         15. Rights as Stockholder. The Optionee shall have no rights as a stockholder in the Company with respect to any shares of Stock subject to the Option prior to the date of issuance to the Optionee of a certificate or certificates for such shares of Stock and the recordation of the ownership of such certificate or certificates in the official books of the Company or its transfer agent with respect to such ownership.

         16. Modification, Extension, and Renewal of the Option. Subject to the terms and conditions and within the limitations of the Plan, the Board may modify, extend or renew the Option or accept its surrender by the Optionee.

         17. No Obligation to Exercise Option. The Optionee is not obligated to exercise the Option in whole or in part.

         18. Authority of the Board. The Board shall have full authority to interpret the terms of the Plan and of this Certificate. The decision of the Board on any such matter of interpretation or construction shall be final and binding.

         19. No Agreement for Continued Service. This Certificate shall not be deemed to confer upon the Optionee any right with respect to continuance of service as a director of the Company, nor shall it be deemed to limit in any way the right of the Company to terminate the Optionee's service as such at any time.

         20. Optionee Bound by the Plan, Etc. The Optionee hereby acknowledges receipt of a copy of the Plan, agrees to be bound by all the terms and provisions of the Plan and this Certificate, and understands that in the event of any conflict between the terms of the Plan and of this Certificate, the terms of the Plan shall control.

         IN WITNESS WHEREOF, the Company has caused this Certificate to be executed by the appropriate officer as of the ____day of ________, 20__.

ACKNOWLEDGED AND AGREED TO                                      CHICO'S FAS, INC.

This         day of                 , 20  .
     -------        ----------------    --




-------------------------------------                           -----------------------------------
Optionee                                                        Scott Edmonds, CEO/President